Gary Maharaj President and CEO Tim Arens Senior Vice President of Finance, IT and CFO June 2023 © 2023 Surmodics, Inc. All rights reserved. EXHIBIT 99.1

Safe Harbor © 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL, SUNDANCE and AVESS Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Some of the statements made during this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about predictable cash flow, accelerated revenue growth, product pipeline and catalysts in high-growth market segments, sustainable long-term growth, access to capital, opportunities to drive strong, sustained revenue growth, expected revenue growth and annual growth rates, expected contributions to fiscal 2023 revenue growth, our fiscal 2023 strategic objectives, the potential addressable markets, and market growth rates, for our products, advancing the regulatory strategy for the premarket approval of the SurVeil™ drug coated balloon (“DCB”), our expectation regarding the timing of action by the U.S. Food and Drug Administration (“FDA”) on our amended premarket approval (”PMA”) application for the SurVeil DCB, future potential revenue from our Development and Commercialization Agreement with Abbott Vascular, Inc., including a future milestone payment, expected sequential growth in the customer base for Pounce™ Thrombectomy and Sublime™ Radial Access Devices, as well as targeted year-end customers and year-over year revenue growth for such products, expectations regarding completion of the 5-year follow-up in the TRANSCEND study, fiscal 2023 financial guidance, statements about available capital, expectations about improving cash flow and our commitment to our ongoing actions to return to positive cash flow and earnings, statements about investments in long-term value creation, and estimates of future revenues related to the TRANSCEND study, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including (1) our ability to successfully develop and commercialize our SurVeil™ DCB (including realization of the full potential benefits of our agreement with Abbott), Avess™ DCB, Sundance™ DCB and other proprietary products; (2) whether and when the FDA grants premarket approval to the SurVeil DCB (3) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market and sell products incorporating our technologies; (4) possible adverse market conditions and possible adverse impacts on our cash flows; (5) our ability to successfully and profitably commercialize the Pounce venous thrombectomy system; (6) current and future supply chain constraints; (7) whether anticipated increases in our operating expenses are effective in generating profitable revenues; (8) whether we realize the benefits of recent organizational changes without adverse impacts on our operations; and (9) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2022, and updated in our subsequent reports filed with the SEC. These reports are available in the Investors section of our website at https://surmodics.gcs-web.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

© 2023 Surmodics, Inc. All rights reserved. Surmodics at a Glance We are a Medical Technology company focused on driving innovation to improve the prevention and detection of disease. (NASDAQ: SRDX) (1)As of March 31, 2023 Year Founded: 1979 Locations: Minneapolis, MN Ballinasloe, Ireland Total Employees: ~402(1) Fiscal 2022 Revenue: $100 million Market Capitalization: ~$320 million(1)

Investment Highlights Core businesses operate at a significant commercial scale, generating strong, predictable cash flow Multiple, innovative vascular intervention devices to accelerate revenue growth profile Vascular intervention devices focused on large, underpenetrated markets: $3.8B addressable opportunity(1) Innovative product pipeline with catalysts in multiple high-growth market segments Experienced leadership team executing multi-year strategy to drive sustainable, long-term growth Recently enhanced balance sheet and access to capital to support strategic initiatives (1)Estimated cases using relevant technology compared to total addressable cases Patient figures and addressable market sizes are for U.S. Markets and are based on Management Estimates as well as Public Health and Industry Data. © 2023 Surmodics, Inc. All rights reserved.

Experienced Leadership Team © 2023 Surmodics, Inc. All rights reserved. Gary R. Maharaj President and Chief Executive Officer (Joined 2010) Timothy J. Arens Senior Vice President of Finance and Information Technology and Chief Financial Officer (Joined 2007) Joseph J. Stich Senior Vice President of Human Resources and President of In Vitro Diagnostics (Joined 2010) Gordon S. Weber Senior Vice President of Legal, General Counsel & Secretary (Joined 2020) Charles W. Olson Senior Vice President and President of Medical Device Performance Coatings (Joined 2001) Teryl L.W. Sides Senior Vice President and President of Vascular Interventions (Joined 2018)

Where we are today and where we’re headed… © 2023 Surmodics, Inc. All rights reserved. Core Businesses: Medical Device Performance Coatings & In Vitro Diagnostics (IVD) Components Growth Opportunity: Vascular Intervention Devices Differentiated drug-coated balloon, thrombectomy and radial access devices Leverages R&D capabilities and core competency in performance coatings Large, underpenetrated markets Opportunity to drive strong, sustained revenue growth Stable businesses with significant commercial scale (~$84 million combined annual revenue in FY’22); growing modestly Strong gross margins High ROIC and cash flow generation

Vascular Interventions: Product Portfolio and Pipeline RADIAL ACCESS PORTFOLIO For Peripheral Interventions DRUG-COATED BALLOONS For Lower-limb Interventions MECHANICAL THROMBECTOMY For Arterial and Venous Clot Removal PRE-COMMERCIAL PRE-COMMERCIAL (FOR ARTERIAL THROMBECTOMY) PRE-COMMERCIAL Caution: SURVEIL, SUNDANCE Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. © 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Vascular Interventions: Addressing large, underpenetrated markets in the U.S. © 2023 Surmodics, Inc. All rights reserved. Addressable Market Opportunity Condition(s) Addressed Market Penetration(1) Market Growth (3-Year CAGR) Product Platform Peripheral Artery Disease Above-the-Knee Peripheral Arterial Occlusion Peripheral Artery Disease Radial Access Products Venous Occlusion (including those caused by Deep Vein Thrombosis) Total $1.0 B $0.8 B $0.4 B $1.6 B $3.8 B ~25% ~12% <10% 16% ~15% ~17% ~18% ~40% ~64% ~26% (1)Estimated cases using relevant technology compared to total addressable cases Addressable market opportunity and market growth are for U.S. Markets and are based on Management Estimates as well as Public Health and Industry Data. Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Fiscal 2023 Strategic Objectives © 2023 Surmodics, Inc. All rights reserved. SurVeil™ Drug-Coated Balloon Advance regulatory strategy with the goal of achieving FDA Pre-Market Approval (PMA) 1 Pounce™ Thrombectomy (Arterial) and Sublime™ Radial Access platforms Develop direct sales force and advance commercialization of platform products Medical Device Performance Coatings and In Vitro Diagnostics offerings Drive revenue and cash flow growth 2 3 Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

SurVeil™ DCB: Product Overview © 2023 Surmodics, Inc. All rights reserved. Overview Designed to treat peripheral artery disease in the vessels above the knee using a proprietary drug-excipient formulation to reduce the likelihood of restenosis Advantages Designed to deliver similar therapeutic outcomes to other DCB’s, with a lower drug dose Better efficiency of drug transfer Reduction in downstream embolization Clinical Evidence TRANSCEND pivotal trial (446 patients, 65 global sites): primary safety and efficacy endpoints met Two-year data showed a primary patency rate of 70.8% of subjects for SurVeil™ DCB subjects, vs. 70.4% for IN.Pact® Admiral® DCB (control arm) subjects Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Check here for product specs and TRANSCEND trial 24-month data

SurVeil™ DCB: Market Opportunity & Commercial Strategy © 2023 Surmodics, Inc. All rights reserved. ~120,000 $1B ~25% Penetration(2) Peripheral Artery Disease Above-the-knee Annual, Addressable U.S. Market(1) Annual, Addressable Above-the-knee Procedures Annual Above-the-Knee DCB Procedures ~500,000 Development & Distribution Partnership secured with Abbott Upon FDA Pre-Market Approval (PMA), Surmodics will manufacture and sell SurVeil™ DCB to Abbott Abbott’s salesforce will commercialize SurVeil™ DCB and share profits with Surmodics FY’23 objective: Advance regulatory strategy, with the goal of achieving PMA Commercial Strategy & Strategic Objectives Patient figures and market penetration based on Management Estimates, iData Research reports as well as Public Health and Industry Data Total DCB cases as a percent of total procedures Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use.

© 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Pounce™ Thrombectomy System (Arterial): Product Overview © 2023 Surmodics, Inc. All rights reserved. Overview Designed to capture and remove clots from occluded arteries in the peripheral vasculature Advantages Designed to provide efficient and effective clot removal, restoring blood flow quickly without the need for capital equipment or lytic drugs (1), lessening the potential for an ICU stay Intuitive, simple set up; limited learning curve Unique design makes it easy to remove large quantities of organized (hard) or fresh (soft) thrombus through a low profile, 7-French sheath (1) FIM data Charing Cross Symposium: 100% procedure success; 95% of cases did not require thrombolytics; successfully covered wide range of clot and organized debris - Surmodics data on file. Brachial  Arterial Embolus Superior  Mesenteric  Arterial (SMA)  Thrombus Tibial Arterial  Embolus Subclavian  Arterial Thrombus Superficial Femoral Arterial (SFA) and Profunda Thrombus Download Procedure Overview Sheet Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Pounce™ Thrombectomy System (Arterial): Market Opportunity & Commercial Strategy © 2023 Surmodics, Inc. All rights reserved. Commercializing Pounce™ Thrombectomy System in the U.S. via direct sales force: FY’22 achievements: Hired and onboarded direct sales force Scaled commercialization to include all U.S. territories Launched improved device handle Advanced new product pipeline with Pounce™ LP and XL thrombectomy programs FY’23 objectives: Advance commercialization efforts and marketing programs Initiate Pounce™ LP Limited Market Evaluation (LME) Initiate Pounce™ PROWL registry Commercial Strategy & Strategic Objectives Patients treated with arterial clot removal procedure 23,000 Arterial Clot Removal Annual, Addressable U.S. Market Peripheral Arterial Occlusion Patients 185,000 $0.8B 12% Current Penetration(2) Patient figures and market penetration based on Management Estimates as well as Public Health and Industry Data Total mechanical thrombectomy cases as a percent of total procedures Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Sublime™ Radial Access: Platform Overview Radial Access is the new frontier in peripheral interventions, with significant benefits, compared with standard transfemoral access, for patients and practitioners alike Reduced complications 50–80% relative risk reduction in access site complication1,2 Reduced bleeding 47% reduction in major bleeding and a 77% reduction in complications1,3 Rapid recovery Quick ambulation and early discharge frees up staff, beds and resources to increase volume1,4 Positive patient experience Patients experienced less pain and greater walking ability post-procedure1,5 1Based on average measurements from bench testing by Surmodics, Inc. Data on file. Overview Designed to treat stenosed arteries from the thigh to the foot via radial (wrist) access point Advantages Sublime™ Radial Access products provide a unique combination of length, profile and deliverability relative to competitive products, allowing physicians to access lesions previously inaccessible from radial access Sublime™ Radial Access Guide Sheath Kink resistance – 60% better kink resistance1 Radial Strength – 15% stronger1 Torque Transmission – 1.3X better torque response1 resulting in better support and pushability through tough lesions Thin-walled design allows physicians to leverage radial access with more patients Sublime™ RX PTA Dilatation Catheters Crossability1 and pushability1 exceed other PTA balloons Our 250 cm 014” Sublime™ RX PTA catheter is 25% longer than any other commercial 014” PTA balloon As compared to transfemoral access in coronary procedures Jolly SS, Yusuf S, Cairns J, et al. Radial versus femoral access for coronary angiography and intervention in patients with acute coronary syndromes (RIVAL): a randomised, parallel group, multicentre trial. Lancet 2011;377:1409-20. Ferrante G, et al. Radial Versus Femoral Access for Coronary Interventions Across the Entire Spectrum of Patients with Coronary Artery Disease. A Meta-Analysis of Randomized Trials. JACC: Cardiovascular Interv. Vol 9(14),25 July 2016:1419-1434. Lindner SM, McNeely CA, Amin AP. The Value of Transradial: Impact on Patient Satisfaction and Health Care Economics. Interv Cardiol Clin. 2020 Jan;9(1):107-115. Cooper C, El-Shiekh R, Cohen D, et al. Effect of transradial access on quality of life and cost of cardiac catheterization: a randomized comparison. Am Heart J. 2010; 138(3), 430-436. © 2023 Surmodics, Inc. All rights reserved. Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

The Sublime™ Radial Access Platform © 2023 Surmodics, Inc. CONFIDENTIAL All rights reserved. SRDX-SRA-619 B
SURMODICS, SUBLIME and the SURMODICS and SUBLIME logos are trademarks of Surmodics Inc. and/or its affiliates.
Caution: Federal (US) law restricts this device to sale by or on the order of a physician.
Please refer to Instructions for Use for indications, contraindications, warnings, and precautions. Sublime™ Guide Sheath Sublime™ Microcatheter Sublime™ RX PTA Dilatation Catheters Industry’s first radial length 5 Fr sheath, available in 5 Fr and 6 Fr, 120 cm and 150 cm. High-performance peripheral crossing catheter available in .014”, .018”, and .035” diameters and lengths of 65 cm – 200 cm. Industry’s longest working length PTA catheters available in up to 250 cm. Access Cross Treat

Sublime™ Radial Access: Market Opportunity & Commercial Strategy © 2023 Surmodics, Inc. All rights reserved. Radial Access Annual Addressable U.S. Market(1) Patients treated with radial access interventions ~75,000 Patients treated with ATK or BTK Interventions 840,000 Patient figures and market penetration based on Management Estimates, iData Research reports as well as Public Health and Industry Data Estimated market size if all patients were treated with available Sublime™ devices Total radial access cases as a percent of total procedures $0.4B <10% Current Penetration(3) (2) Commercializing Sublime™ Radial Access Platform products in the U.S. via direct sales force: FY’22 achievements: Hired and onboarded direct sales force Scaled commercialization to include all U.S. territories Drove clinical and market awareness through the execution of radial peer-to-peer training courses FY’23 objective: Advance commercialization efforts and marketing programs Achieve FDA 510(k) clearance for Sublime™ Microcatheter and initiate Limited Market Evaluation (LME) Commercial Strategy & Strategic Objectives Caution: Federal (US) law restricts this device to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. Financial Summary

© 2023 Surmodics, Inc. All rights reserved. Significant Commercial Scale with Multiple Catalysts for Future Growth (1) Midpoint of guidance ranging from $103 - $106 million $81.3 $100.1 $94.9 $105.1 $100.0 $104.5(1) 5-year CAGR of 6.5% through FY’22 FY’23 Revenue growth to benefit from: Contributions from initial commercialization of key, approved products (Pounce™ System and Sublime™ Platform) Single-digit revenue growth in our Medical Device Performance Coatings and In Vitro Diagnostics offerings FY’23 SurVeil license fee revenue from Abbott expected to range from ~$4.0-$4.5M, vs. $5.7M in FY’22

© 2023 Surmodics, Inc. All rights reserved. FY’23 Financial Guidance Overview Total Revenue: $103 to $106 million, up 3% to 6% year-over-year GAAP Diluted Loss per Share(1): $(2.30) to $(2.00), compared to $(1.96) in FY’22 Non-GAAP Diluted Loss per Share(2): $(1.98) to $(1.68), compared to $(0.95) in FY’22 GAAP and Non-GAAP diluted loss per share reflect continued investment in our Pounce™ thrombectomy and Sublime™ radial access products, as well as the impact of the spending reduction plan initiated in the second quarter of our FY’23 As has been the company’s practice with past guidance, revenue from regulatory-related milestones, such as upon receipt of PMA for the SurVeil™ DCB, is not included in guidance until after they are achieved GAAP earnings per share is the estimated fiscal 2023 diluted earnings per share as determined by U.S. generally accepted accounting principles. Non-GAAP earnings per share adjusts GAAP earnings per share for estimated fiscal 2023 acquired intangible amortization totaling $0.23 per share ($0.28 in fiscal 2022), net of tax as well as fiscal 2023 restructuring expenses totaling $0.09 per share, net of tax. In fiscal 2022, Non-GAAP earnings per share included an adjustment to exclude tax expense for a full valuation allowance against U.S. deferred tax assets totaling $0.73 per share.

© 2023 Surmodics, Inc. All rights reserved. Available Capital & Capital Allocation Priorities Focused on maintaining liquidity, ensuring access to capital and enhancing cash management… …while positioning Surmodics to generate strong, sustainable growth and enhance future value Available Capital ($M) (1) Cash $19.1 Revolving Line-of-Credit(2) $11.1 Term Loan(2) $50.0 Total Available Capital $80.2 Invest in Long-term Value Creation Support the Core Medical Device Performance Coatings & IVD Businesses Optimize revenue and cash flow performance Drive Growth of Key New Products Support Abbott’s U.S. commercialization of SurVeil™ DCB upon FDA Approval Advance the initial U.S. commercialization Pounce™ System & Sublime™ Platform products Invest in Innovation Drug-coated balloons Thrombectomy platform Radial access platform Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. As of March 31, 2023 Our five-year credit agreement with MidCap Financial consists of up to $100 million in term loan financing ($25 million at MidCap’s discretion) and a $25 million revolving credit facility, availability of which is based upon eligible inventory and receivables)

© 2023 Surmodics, Inc. All rights reserved. Key Developments & Related Expectations

© 2023 Surmodics, Inc. All rights reserved. Substantial Progress Toward Attainment of the SurVeil PMA Approval Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Recently, we filed our amended PMA application with the FDA after numerous productive interactions with the Agency Since receipt of the January non-approval letter from the FDA, we have made significant progress towards obtaining PMA approval: Multiple discussions with the FDA Management resulting in alignment on process to address the Agency’s concerns related to already-completed biocompatibility studies and revisions to our proposed labeling Based on the interactive discussions with the FDA, we have submitted our amended SurVeil PMA Application in May – with no new testing required Ongoing interactive review of the amended application has progressed as expected with constructive alignment on all issues SurVeil PMA decision expected in Q4 FY’23

© 2023 Surmodics, Inc. All rights reserved. Our Market Development of Pounce™ Thrombectomy and Sublime™ Radial Access is Gaining Traction Pounce™ Thrombectomy (Arterial) and Sublime™ Radial Access platforms together are becoming a growth catalyst The customer base has been and is expected to continue to grow sequentially We expect continued account growth to drive strong revenue growth, benefiting from a growing pipeline of prospective customers Product sales growth is contributing significantly to Surmodics’ overall revenue growth Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions. We are targeting to finish FY’23 with: >200 Customers and ≈ 300% Year-Over-Year Revenue Growth Pounce Thrombectomy and Sublime Platforms Customer Accounts

We are Focused on Improving Cash Flow © 2023 Surmodics, Inc. All rights reserved. Cash flow improvement to come from multiple sources We recently implemented a spending reduction plan and communicated expectations to reduce our quarterly cash use to approximately $3.5-$4.0 million beginning Q3 FY’23 We remain committed to our ongoing actions to reduce our use of cash and return to positive cash flow and earnings by: Disciplined ongoing expense management, including our recent spending reduction measures Growth in total revenue and gross profit, driven by strong contributions from sales of our Pounce™ thrombectomy and Sublime™ radial access products

Summary: Significant Upside Potential Surmodics’ experienced leadership team is executing a multi-year strategy to drive sustainable, long-term profitable growth Our core businesses continue to operate at a significant commercial scale, generating strong, predictable cash flow The successful commercial launch and early market development of multiple, innovative vascular intervention devices, each focused on large, underpenetrated markets, has begun to impact our revenue growth significantly in FY’23 Our innovative product pipeline, including our SurVeil™ DCB, and important additions to our Pounce™ Thrombectomy and Sublime™ Radial Access platforms are promising catalysts in multiple, high-growth market segments We have recently enhanced our balance sheet and access to capital to support our strategic initiatives, while also reducing spending and prioritizing investment in our key strategic growth initiatives © 2023 Surmodics, Inc. All rights reserved. Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Caution: Federal (US) law restricts POUNCE and SUBLIME devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

© 2023 Surmodics, Inc. All rights reserved. SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE, AVESS, TELEMARK, SERENE and the SURMODICS, SUBLIME, POUNCE, SURVEIL, SUNDANCE and AVESS logos are trademarks of Surmodics Inc. and/or its affiliates. All third-party trademarks are trademarks of their respective owners. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. Appendix

© 2023 Surmodics, Inc. All rights reserved. Strategic Agreement with Abbott February 27, 2018 – Abbott and Surmodics Announced Agreement for Next-Generation Drug-Coated Balloon Development and Commercialization Exclusive worldwide commercialization rights for SurVeil™ drug-coated balloon (DCB) for superficial femoral artery (SFA) We have received $60.8 million in total milestones from Abbott Final milestone of $27 million ($24 million if achieved after June 30, 2023) due upon receipt of PMA approval from the FDA provided Abbott chooses to commercialize the product and does not exercise their right to terminate the agreement if PMA approval is obtained after December 31, 2023 Revenue to be realized from product sales to Abbott, including a base transfer price plus a share of profits from Abbott sales of the device Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. ABBOTT and ABBOTT logo are trademarks of Abbott Laboratories Corp. and/or its affiliates.

© 2023 Surmodics, Inc. All rights reserved. Surveil™ DCB: Impact to Financials Caution: SURVEIL Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. TRANSCEND costs incurred following the execution of the SurVeil™ DCB development and distribution agreement with Abbott Vascular and not the actual cost from study inception We expect to recognize the entire $60.8 million associated with the license fee and achieved milestones over the period ending fiscal 2025; revenue from the up-to $27 million of outstanding milestones (if any) will be recognized over the same time period, beginning in the period of achievement TRANSCEND Study Cost Schedule(1) Payment Amount Date Upfront License Fee $25M Feb 2018 TRANSCEND Enrollment Milestone $10M Aug 2019 CE Mark Milestone $10.8M June 2020 Clinical Report Milestone $15M Feb 2021 $61M of the potential $88M of SurVeil™ DCB upfront and potential milestone payments have been achieved through Q2 FY2023 Upfront and milestone revenue is recognized based upon the % of the TRANSCEND study costs incurred(1) FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Value Creating Event TRANSCEND Enrollment Complete 5-year Follow-Up Complete Estimated % of TRANSCEND Study Costs Incurred(1) ~ 51% ~ 76% ~ 100% SurVeil™ Milestone Revenue Recognition Schedule Revenue ($ in millions) FY 2021A FY 2022A FY 2023E Upfront License Fee $2.6 $2.3 $1.6 - 1.8 TRANSCEND Completion Milestone 1.0 0.9 0.7 - 0.8 CE Mark Milestone 1.1 1.1 0.7 - 0.8 Clinical Report Milestone 11.3 1.0 1.0 - 1.1 PMA Approval Milestone - - - Total SurVeil Upfront & Milestone Revenue $16.0 $5.7 $4.0 – 4.5 Cumulative Revenue $45.9 $51.6 $55.6 - $56.1 % recognized(1) ~ 76% ~ 85% ~ 92% ~90% of the estimated total $35M – $40M TRANSCEND Clinical Study costs were incurred through Q2 2023 CE Mark Received ~ 65% ~18% Abbott Agreement Signed ~ 92% Final Clinical Report Delivered ~ 85% ~ 97%

© 2023 Surmodics, Inc. All rights reserved.

Pounce Venous Thrombectomy: Product Overview © 2023 Surmodics, Inc. All rights reserved. Overview Designed to separate, macerate and remove clots from occluded veins in the peripheral vasculature Advantages Shorter device profile, compared to competitive mechanical devices, simplifies the procedure Lower profile, 10 French design reduces potential for access site complications Uniquely designed to limit the number of passes required to remove the clot, resulting in lower procedure time and fewer potential complications No use of lytic drugs required in most cases(1) No thrombolytics used in 84.2% of cases in a 19-patient clinical study. The basket is expanded to maintain vessel wall contact. (vessel range 6 - 16 mm) The extraction screw is activated and removes clot at the point of collection. The basket dynamically adjusts to vessel anatomy, controlled by a constant-tension spring located in the handle. Check out the full animation Caution: Federal (US) law restricts these devices to sale by or on the order of a physician. Please refer to Instructions for Use for indications, contraindications, warnings, and precautions.

Pounce™ Venous Thrombectomy: Market Opportunity & Commercial Strategy © 2023 Surmodics, Inc. All rights reserved. Venous clot removal, Including Deep Vein Thrombosis (DVT)(1) Annual, Addressable U.S. Market Patients treated with mechanical thrombectomy 44,000 Addressable Procedures(1) 270,000 Our devices have not received DVT disease state clinical indication clearance at this time. Patient figures based on Management Estimates as well as Public Health and Industry Data Total mechanical-only clot removal cases as a percent of total procedures $1.6B 16% Current Penetration(2) Commercializing Pounce™ Thrombectomy System and the Sublime™ Radial Access Platform products in the U.S. via direct sales force: Commercializing Sublime & Pounce products in the U.S. via direct sales force FY’22 objectives: Completed manufacturing validations FY’23 objective: Conduct Pounce™ Venous Thrombectomy System clinical product evaluations Commercial Strategy & Strategic Objectives

© 2023 Surmodics, Inc. All rights reserved. Sundance™ Sirolimus-coated Balloon: Product Overview Hydrophilic shaft coating Surmodics Serene™ hydrophilic coating Surmodics .014” PTA platform 2 – 4 mm diameter 20 – 220 mm lengths Uniform sirolimus drug coating Sirolimus + Proprietary Excipient 360° uniform coating coverage Overview Designed to treat peripheral artery disease in the vessels below the knee using a proprietary drug-excipient formulation to reduce the likelihood of restenosis Advantages(1) Excellent drug coating durability Higher levels of drug transfer and unique ability to achieve sustained therapeutic levels in tissue Robust, lasting biological effect Clinical Evidence SWING first-in-human (FIH) study results presented at the 2022 Amputation Prevention Symposium in Lugano, Switzerland by Dr. Ramon Varcoe FIH data demonstrating an excellent safety profile and the lowest binary restenosis at six months (36%), compared to relevant below-the-knee trials 1 Caution: SUNDANCE Drug-Coated Balloons are investigational devices. Limited by Federal (or United States) law to investigational use. Based on average measurements from bench and preclinical testing sponsored by Surmodics, Inc. Data on file. 2 3

© 2023 Surmodics, Inc. All rights reserved. Medical Device Performance Coatings

The Magic Is In The Coating Cardiovascular Royalty Rev = 25-35% CAGR = (1)-2% Neurological Royalty Rev = 25-35% CAGR = 5-9% Peripheral Vascular Royalty Rev = 25-35% CAGR = 4-6% Structural Heart Royalty Rev = <10% CAGR = 12–15% 25%-35% <10% ROYALTY REVENUE DISTRIBUTION1,2 Estimated Distribution of Surmodics’ Royalty Revenues Based upon Surmodics’ historical royalty revenue mix CAGRs = Needham & Associates and Company estimates Hydrophilic Low friction and low particulates to improve deliverability Drug-Delivery Durable and biodegradable coatings using proprietary polymers to control delivery rates and mechanical properties Hemocompatible Active and passive coatings; customizable to blood compatibility and durability requirements Surmodics’ performance coatings are critical to the successful delivery of medical devices used in complex procedures where maneuverability and control are essential © 2023 Surmodics, Inc. All rights reserved.

(1) Over 150 license agreements among 100 customers 34 U.S. patents issued; 79 International patents Issued Royalty rates for new licenses typically range from 2-3% for the device application Product gross margins on the high end of medical device industry averages Our Medical Device Performance Coatings revenue is expected grow in the low-to-mid-single digits, annually A Stable Foundation For Future Growth Growth: (10)% 10% 2% (1) Impacted by COVID-19 as well as patent expiration for our 4th generation coating REVENUE BREAKDOWN Medical Device Performance Coatings © 2023 Surmodics, Inc. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. In Vitro Diagnostics (IVD)

Leading Provider of Components for In Vitro Diagnostic (IVD) Tests In Vitro Diagnostics Our components are used in test kits sold by the majority of the top ten global in vitro diagnostics companies > 1000 unique customers in several categories: Kit manufacturers, R&D institutions, Distributors and OEM’s Point of care testing and regulatory changes are disrupting the market and represent opportunity for market share growth Protein stabilizers, diluents & blockers ELISA substrates Microarray slides & surfaces Antigens & antibodies from DIARECT™ part of BBI solutions™ Stop solutions & support reagents © 2023 Surmodics, Inc. All rights reserved.

© 2023 Surmodics, Inc. All rights reserved. Continued Outstanding Results IN VITRO DIAGNOSTICS Growth: 8% 14% 3% Our IVD business is expected to continue to deliver low-to-mid-single digit revenue growth annually Strong and growing customer base with broad portfolio of differentiated products Strong operating margin of approximately 47% of revenue, or $13.1 million in FY2022 The ~$28B global immunoassay market is expected to grow ~2%, annually(1) Global market based on management estimates as well as industry data

Clinical Advisors Renu Virmani, MD, FACC Clinical Advisor — Cardiovascular Pathologist CVPath Ken Rosenfield, MD Chair Advisory Board — Interventional Cardiology Massachusetts General Hospital Gary Ansel, MD, FACC Clinical Advisor —  Interventional Cardiology Healthcare Insights Marianne Brodmann MD, PhD Clinical Advisor— Interventional Cardiology Division of Angiology Medical University Graz Peter Schneider, MD Clinical Advisor — Vascular Surgery University California San Francisco Prof. Ramon Varcoe Clinical Advisor — Vascular Surgeon Prince of Wales Hospital Constantino Peña, MD Clinical Advisor — Vascular and Interventional Radiology Miami Cardiac & Vascular Institute Raghu Kolluri, MD, MS, RVT Clinical Advisor — Vascular Medicine & Vascular Labs Ohio Health Heart and Vascular Service Michael Lichtenberg, Clinical Advisor — Interventional Angiologist Klinikum Hochsauerland Stephen Black, MD Clinical Advisor — Vascular Surgeon St. Thomas Hospital William Gray, MD Clinical Advisor — System Chief, Division of Cardiovascular Disease Main Line Health CLINICAL ADVISORS © 2023 Surmodics, Inc. All rights reserved.